UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No.  )

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☐           Soliciting Material Under Rule 14a-12

LUBY’S, INC.
(Name of Registrant as Specified in Its Charter)

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.
PARCHE, LLC
RCG ENTERPRISE, LTD
RCG STARBOARD ADVISORS, LLC
RAMIUS CAPITAL GROUP, L.L.C.
C4S & CO., L.L.C.
PETER A. COHEN
MORGAN B. STARK
JEFFREY M. SOLOMON
THOMAS W. STRAUSS
STEPHEN FARRAR
WILLIAM J. FOX
BRION G. GRUBE
MATTHEW Q. PANNEK
JEFFREY C. SMITH
GAVIN MOLINELLI

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

November 29, 2007

Dear Fellow Shareholder:

Starboard Value and Opportunity Master Fund Ltd. (“Starboard”) and the other participants in this solicitation (collectively, the “Ramius Group”) are the beneficial owners of an aggregate of 1,956,100 shares of common stock of Luby’s, Inc. (the “Company”), representing approximately 6.9% of the outstanding shares of common stock of the Company.  For the reasons set forth in the attached Proxy Statement, the Ramius Group does not believe that the Board of Directors of the Company (the “Board”) is acting in the best interest of its shareholders.  The Ramius Group is therefore seeking your support at the Annual Meeting of Shareholders scheduled to be held at the Sheraton Brookhollow Hotel located at 3000 North Loop West, Houston, Texas 77092, on January 15, 2008 at 11:00 a.m., Houston time, for the following:

1.	To elect Starboard’s slate of four nominees to the Board to serve until the 2011 Annual Meeting of Shareholders;

2.	To ratify the appointment of Grant Thornton LLP as independent auditor for the 2008 fiscal year; and

3.	To recommend that the Board consider adoption of the non-binding shareholder proposal to declassify the Board.

The Ramius Group urges you to carefully consider the information contained in the attached Proxy Statement and then support its efforts by signing, dating and returning the enclosed GOLD proxy card today.  The attached Proxy Statement and the enclosed GOLD proxy card are first being furnished to the shareholders on or about November 30, 2007.

If you have already voted for the incumbent Board slate, you have every right to change your vote by signing, dating and returning a later dated proxy.

If you have any questions or require any assistance with your vote, please contact Innisfree M&A Incorporated, which is assisting us, at their address and toll-free numbers listed on the following page.

Thank you for your support.

/s/ Jeffrey C. Smith

Jeffrey C. Smith
Starboard Value and Opportunity Master Fund Ltd

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of Starboard’s proxy materials, please call
Innisfree M&A Incorporated at the phone numbers listed below.

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY  10022
Shareholders Call Toll-Free at: (877) 800-5185
Banks and Brokers Call Collect at: (212) 750-5833

2008 ANNUAL MEETING OF SHAREHOLDERS
OF
LUBY’S, INC.
_________________________

PROXY STATEMENT
OF
STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

Starboard Value and Opportunity Master Fund Ltd., a Cayman Islands exempted company (“Starboard”), Parche, LLC, a Delaware limited liability company (“Parche”), RCG Enterprise, Ltd, a Cayman Islands exempted company (“RCG Enterprise”), RCG Starboard Advisors, LLC, a Delaware limited liability company (“RCG Starboard Advisors”), Ramius Capital Group, L.L.C., a Delaware limited liability company (“Ramius Capital”), C4S & Co., L.L.C., a Delaware limited liability company (“C4S”), Peter A. Cohen (“Mr. Cohen”), Morgan B. Stark (“Mr. Stark”), Thomas W. Strauss (“Mr. Strauss”), Jeffrey M. Solomon (“Mr. Solomon”), Stephen Farrar (“Mr. Farrar”), William J. Fox (“Mr. Fox”), Brion G. Grube (“Mr. Grube”) and Mathew Q. Pannek (“Mr. Pannek”) (collectively, the “Ramius Group”) are significant shareholders of Luby’s, Inc., a Delaware corporation (“Luby’s” or the “Company”).  The members of the Ramius Group, as well as Jeffrey C. Smith (“Mr. Smith”) and Gavin Molinelli (“Mr. Molinelli”), are participants in this solicitation.  Mr. Smith is a Partner of Ramius Capital and Mr. Molinelli is an Associate of Ramius Capital.  The Ramius Group does not believe that the Board of Directors of the Company (the “Board”) is acting in the best interest of its shareholders.  The Ramius Group is therefore seeking your support at the Annual Meeting of Shareholders scheduled to be held at the Sheraton Brookhollow Hotel located at 3000 North Loop West, Houston, Texas 77092, on January 15, 2008 at 11:00 a.m., Houston time, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”), for the election of Starboard’s director nominees, Stephen Farrar, William J. Fox, Brion G. Grube and Mathew Q. Pannek (the “Ramius Nominees”), to serve until the 2011 Annual Meeting of Shareholders.

As of the close of business on November 29, 2007, the members of the Ramius Group were the beneficial owners of an aggregate of 1,956,100 shares of common stock of the Company, par value $0.32 per share (the “Shares”), which currently represents approximately 6.9% of the issued and outstanding Shares, all of which are entitled to be voted at the Annual Meeting.

Luby’s has set the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting as December 26, 2007 (the “Record Date”).  The mailing address of the principal executive offices of Luby’s is 13111 Northwest Freeway, Suite 600, Houston, Texas 77040.  Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  According to Luby’s, as of November 27, 2007, there were 28,404,497 Shares outstanding.  The participants in this solicitation intend to vote all of their Shares FOR the election of the Ramius Nominees.

THIS SOLICITATION IS BEING MADE BY THE RAMIUS GROUP AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.  THE RAMIUS GROUP IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING.  SHOULD OTHER MATTERS, WHICH THE RAMIUS GROUP IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

THE RAMIUS GROUP URGES YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD IN FAVOR OF THE ELECTION OF ITS NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY LUBY’S BOARD TO LUBY’S, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE ELECTION OF THE RAMIUS NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO THE RAMIUS GROUP, C/O INNISFREE M&A INCORPORATED WHICH IS ASSISTING IN THIS SOLICITATION, OR TO THE SECRETARY OF LUBY’S, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

IMPORTANT

Your vote is important, no matter how few Shares you own.  The Ramius Group urges you to sign, date, and return the enclosed GOLD proxy card today to vote FOR the election of the Ramius Nominees.

●	If your Shares are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to the Ramius Group, c/o Innisfree M&A Incorporated, in the enclosed envelope today.

●
If your Shares are held in a brokerage account or bank, you are considered the beneficial owner of the Shares, and these proxy materials, together with a GOLD voting form, are being forwarded to you by your broker or bank.  As a beneficial owner, you may either (i) instruct your broker, trustee or other representative how to vote or (ii) request of your broker, trustee or other representative, a proxy for the Shares that you beneficially own and pursuant to such proxy vote the Shares in person at the Annual Meeting.  Your broker cannot vote your Shares on your behalf without your instructions.  Accordingly, please contact the person responsible for your account and either instruct that person to execute on your behalf the GOLD proxy card or provide you with a proxy for the Shares that you beneficially own so that you may vote the Shares in person pursuant to such proxy at the Annual Meeting.  The Ramius Group urges you to confirm any instructions that you send in writing to the person responsible for your account and to provide a copy of such instructions to the Ramius Group, c/o Innisfree M&A Incorporated, who is assisting in this solicitation, at the address and telephone numbers set forth below, and on the back cover of this Proxy Statement, so that we may be aware of all instructions and can attempt to ensure that such instructions are followed.

●
Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company.  Even if you return the Company’s proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to the Ramius Group.  Remember, you can vote for our four nominees only on our GOLD proxy card.  So please make certain that the latest dated proxy card you return is the GOLD proxy card.

If you have any questions regarding your proxy,
or need assistance in voting your Shares, please call:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY  10022
Shareholders Call Toll-Free at: (877) 800-5185
Banks and Brokers Call Collect at: (212) 750-5833

REASONS FOR THE SOLICITATION

The Ramius Group owns in the aggregate a total of 1,956,100 Shares, representing approximately 6.9% of the issued and outstanding common stock of the Company.  We believe the election of the Ramius Nominees represents the best means for Luby’s shareholders to maximize the value of their Shares.  We believe that our nominees will strengthen the quality of Luby’s Board by adding valuable restaurant industry and corporate finance expertise. Additionally, we believe that the election of the Ramius Nominees will help to ensure that any potential conflicts of interest that certain directors may have with respect to decisions that relate to their interests in both Luby’s and Pappas restaurants are evaluated and addressed appropriately with the best interests of all shareholders in mind.  Although the current Luby’s Board may technically comply with the requirements of the NYSE and SEC rules relating to board “independence,” we believe that certain decisions by the Luby’s Board, including the decision to unilaterally increase the threshold to 33% for Christopher and Harris Pappas under the Company’s shareholder rights plan, or “poison pill,” call into question whether the Luby’s Board is truly “independent” of the Pappas brothers and whether it has been acting in the best interest of all of Luby’s shareholders.

Our nominees will strengthen the quality of the Luby’s Board by providing essential restaurant and corporate finance expertise.

The Ramius Group, as the largest independent shareholder of Luby’s, has a vested financial interest in the maximization of the value of Luby’s Shares.  Our interests are aligned with the interests of all shareholders.  The Ramius Nominees are highly experienced restaurant and corporate finance professionals. They are well qualified to oversee the Luby’s management team and can prove valuable in evaluating and executing the Company’s new growth strategy.  They are committed to acting solely in the best interest of all Luby’s shareholders. If elected, we believe the Ramius Nominees will strengthen the Board and enable a higher probability of the most successful outcome.

We wish to provide shareholders with the opportunity to elect new directors to the Board who are truly independent and who, if elected, will work to improve Board oversight.

The current Luby’s management team and Board include several individuals who are currently working, or have formerly worked, at Pappas restaurants, including Christopher J. Pappas, the Company’s Chief Executive Officer (the “CEO”), and Harris J. Pappas, the Company’s Chief Operating Officer (the “COO”), both of whom serve on the current Board. In order to ensure that the Company is being operated with the best interest of Luby’s shareholders in mind, we believe it is imperative for Luby’s to have a strong Board that is not only “independent” under minimum NYSE and SEC requirements, but that is also “independent” with regard to evaluating situations involving decisions in which the best interests of the Pappas brothers may not be aligned squarely with the best interests of all shareholders.

As an example of one of these situations, on October 30, 2007, Luby’s announced that in conjunction with the extension of the CEO's and COO's employment agreements, it had amended its “poison pill” to increase the number of shares of common stock that the CEO and COO are permitted to own without triggering the poison pill to 33% of the Company’s outstanding shares, while the threshold for all other shareholders remains at 15%. The primary purpose of a “poison pill” is to require a potential acquirer to negotiate an appropriate control premium with a company’s board before allowing such an acquirer to gain control.  In our opinion, shareholders receive no conceivable benefit from the Board allowing the Pappas brothers to further increase their effective control of the Company without paying shareholders a control premium.

Our independent nominees are committed to acting in the best interest of ALL shareholders and will work diligently with the other Board members and management to aid in the execution of the growth strategy while exploring any and all alternatives to enhance shareholder value.

Each of the Ramius Nominees, if elected, is committed to acting in accordance with his fiduciary duties as a director in all matters that come before the Board.  The Ramius Nominees are independent of the Company in accordance with Securities and Exchange Commission (“SEC”) and New York Stock Exchange, Inc. (“NYSE”) rules on board independence and would seek to maximize value for all shareholders.  If elected, subject to their fiduciary duties as directors, the Ramius Nominees will seek to work with the other members of the Board to take those steps that they deem are necessary or advisable to unlock the Company’s intrinsic value and generate long-term value at the Company, including considering a possible sale-leaseback transaction, significant stock buy-back, a special dividend or a sale of the Company.  Additionally, the Ramius Nominees, if elected, are committed to acting in the best interests of all of the Company’s shareholders.

Although the Ramius Nominees will not be able to adopt any measures without the support of at least some members of the current Board, we believe that the election of the Ramius Nominees will send a strong message to the Board that shareholders believe in the long-term value of the Company and that the path to maximizing value is through increased Board oversight and accountability.

Luby’s has maintained poor corporate governance practices.

In addition to the potential conflicts of interest that may arise as a result of several members of Luby’s management and the Board currently and/or formerly being employed with Pappas restaurants, the Ramius Group believes that Luby’s has and continues to maintain poor corporate governance practices which inhibit the accountability of management and directors.  Examples of what we believe to be the poor corporate governance practices of Luby’s include:

❖
The Company has maintained a “staggered” or classified board.  Despite a majority of the shares cast having been voted to recommend that the Board consider adoption of a non-binding shareholder proposal to declassify the Board in years 2001, 2003, 2004, 2005 and 2006, the Board has yet to take any steps necessary to implement the proposal.  In order to implement an amendment to the Company’s certificate of incorporation to declassify the Board, the approval of holders of 80% of the outstanding shares would be required. This threshold has not been reached in any year in which the shareholders have voted on the non-binding proposal;

❖
The Company maintains anti-takeover defenses, including a shareholder rights plan or “poison pill.”  Although the ownership threshold for all other shareholders to trigger the poison pill is 15%, the Pappases are now permitted to collectively own up to 33% of the shares outstanding without triggering the poison pill;

❖
The Company’s Bylaws permit the Board to increase the size of the Board to a maximum of fifteen persons by a majority vote and to fill vacancies without shareholder approval; provided that the Board may only fill two vacancies created by such an increase between elections of directors at an annual or special meeting of shareholders, and directors appointed by the Board to fill such vacancies serve only until the next annual meeting where directors are elected;

❖	A supermajority vote is required for shareholders to amend certain provisions of the Company’s Certificate of Incorporation and Bylaws, including rescinding the classified Board;

❖	Special meetings of shareholders may only be called by the shareholders to the extent that they hold at least 50% of the outstanding voting Shares; and

❖	Shareholders are prohibited from taking action by written consent.

Such measures, we believe, serve no reasonable purpose other than to allow for the entrenchment of directors and demonstrate a disregard for the interests of shareholders.

Governance provisions such as these are contrary to the guidelines for corporate governance best practices issued by leading advocates of shareholder democracy, such as Institutional Shareholder Services (ISS) and Glass, Lewis & Co.  What these provisions do provide, in our opinion, is insulation to the incumbent Board and few avenues for change to shareholders dissatisfied with the status quo.  If elected, the Ramius Nominees will use their best efforts to cause the Board to terminate the poison pill and implement corporate governance reform while exploring all potential alternatives to maximize shareholder value.

Although the Luby’s Board may meet the minimum requirements for “independence” as set forth under NYSE requirements and SEC rules, we question to what extent certain directors may be influenced by the interests of the Pappas brothers in their other restaurant business, and we reiterate our belief that shareholders would benefit from increased oversight and accountability at the board level.

In the event that the Board attempts to use new bylaws or amended bylaws to prevent the shareholders, including the Ramius Group, from accomplishing the objectives described in this Proxy Statement, the Ramius Nominees, if elected, will seek to work with the other Board members to repeal any new or amended bylaws having such an effect to the extent that the Ramius Nominees determine that such new or amended bylaws are not aligned with the shareholders’ best interests.

The following is a chronology of events leading up to this proxy solicitation:

❖	On May 1, 2007, Starboard delivered a letter to the Chief Executive Officer of the Company requesting a meeting.

❖
On July 30, 2007, Ramius Capital filed a Schedule 13D with the SEC wherein it attached a letter from RCG Starboard Advisors to the Chief Executive Officer of the Company.  The letter outlined RCG Starboard Advisors’ view that the Company could maximize value by either 1) executing a sale leaseback on a substantial portion of the owned real estate with a coincident stock buyback and special dividend or 2) selling the Company for a price that reflects the full value of the Luby’s concept and the associated real estate in order to maximize risk adjusted returns for shareholders. The letter also stated RCG Starboard Advisors’ belief that the Company should address the potential conflicts of interest and time commitment issues of certain of Luby’s members of management and directors who are also employed by, or otherwise affiliated with, the Pappas restaurant entities.

❖
On October 2, 2007, certain representatives of Ramius Capital met with Luby’s management team. The purpose of the meeting was to gain a better understanding of the Company’s overall strategy and plans to unlock value at the Company.

❖
On October 15, 2007, Starboard delivered a letter to the Company in accordance with the Company’s advance notice bylaw provision, nominating Messrs. Farrar, Fox, Grube and Pannek for election to the Board at the Annual Meeting.

❖
On October 17, 2007, Starboard delivered a letter to the Company requesting, pursuant to Section 220 of the Delaware General Corporation Law, a complete list of the Company’s shareholders and other corporate records in order to allow Starboard to communicate with the Company’s shareholders in connection with the election of directors to be submitted to a vote of the shareholders at the Annual Meeting, and any other matters as may properly come before the Annual Meeting.

❖
On November 5, 2007, RCG Starboard issued a letter to all the shareholders of Luby’s, Inc. urging all shareholders to vote for its four independent director nominees at the upcoming Annual Meeting and questioning whether the Board has been acting in the best interest of all shareholders.  As examples, the letter highlighted (i) the recent decision by the Board to increase the exemption under the poison pill granted to Chris and Harris Pappas, allowing them to further increase their effective control of the Company without paying shareholders a control premium, and (ii) the fact that in five out of the past six shareholder votes, the Board has chosen to ignore the affirmative vote of shareholders on the proposal to declassify the Board.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Ramius Group is seeking your support at the Annual Meeting to elect the Ramius Nominees in opposition to Luby’s director nominees.  The Board is currently composed of ten directors divided into three classes.  The Ramius Group believes that four directors’ terms expire at the Annual Meeting.  We are seeking your support at the Annual Meeting to elect the Ramius Nominees in opposition to four of Luby’s director nominees.  Your vote to elect the Ramius Nominees will have the legal effect of replacing four incumbent directors of Luby’s with the Ramius Nominees.  If elected, the Ramius Nominees will represent a minority of the members of the Board.

THE RAMIUS NOMINEES

The Ramius Group has nominated four highly qualified nominees, each of whom, if elected, will exercise his independent judgment in accordance with his fiduciary duties as a director in all matters that come before the Board.  The Ramius Nominees are independent of the Company in accordance with SEC and NYSE rules on board independence and would seek to maximize value for all shareholders. If elected, and subject to their fiduciary duties as directors, the Ramius Nominees would have the ability to work with the other members of the Board to take those steps that they deem are necessary or advisable to unlock the Company’s intrinsic value.

Set forth below are the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the Ramius Nominees.  This information has been furnished to the Ramius Group by the Ramius Nominees.  The Ramius Nominees are citizens of the United States of America.  The Ramius Nominees have been nominated by the Ramius Group in accordance with the Company’s advance notice bylaw provision.

Stephen Farrar (Age 57) has served as a consultant since September 2006.   From 1992 until September 2006, Mr. Farrar served as Senior Vice President, Western Region of Wendy’s International, Inc. (NYSE: WEN).  From March 1998 to June 1999, Mr. Farrar also acted as Regional Vice President of Wendy’s Pacific International Region. Mr. Farrar joined Wendy’s in 1980 and has held various executive positions, including Division Vice President, Texas Division (1987-1992), Regional Vice President, Franchise Operations (1983-1987) and Regional Director, Company Operations (1981-1983). Prior to joining Wendy’s, Mr. Farrar served as President and Owner of Restaurant Profitability Analysts, a restaurant consulting firm (1979-1980) and President of Pelican’s Restaurants, a casual dining chain (1976-1978).  Mr. Farrar served on the Board of Directors of Pasta Pomodoro, a California and Arizona restaurant chain, from 2005 to 2006.  The principal business address of Mr. Farrar is P.O. Box 6554, Stateline, Nevada 89449. As of the date hereof, Mr. Farrar does not directly own any securities of Luby’s nor has he made any purchases or sales of any securities of Luby’s during the past two years.  As a Ramius Nominee, Mr. Farrar may be deemed to beneficially own all securities of Luby’s beneficially owned by members of the Ramius Group, which as of the date hereof, may be deemed to beneficially own 1,956,100 shares of common stock of Luby’s.  For information regarding purchases and sales during the past two years by the members of the Ramius Group in securities of Luby’s, please see Schedule I.

William J. Fox (Age 51) is currently a business advisor and strategy consultant. From September 2004 until September 2007, Mr. Fox served as a director of Nephros, Inc. (AMEX: NEP), a medical device company.  From August 2006 until September 2007, Mr. Fox also served as the Executive Chairman of the Board of Nephros, Inc.  From October 2004 until May 2006, Mr. Fox was Vice Chairman of Barington Capital and several of its affiliates, a group of equity investment funds. Until December 2006, Mr. Fox had been a member of the Barington Advisory Board since the founding of the Barington Funds in 1999. From October 2004 until May 2006, Mr. Fox served as President, Chief Executive Officer and a director of LQ Corporation (formerly OTCBB: LQCI, now merged into Sielox, Inc.), a marketer of commercial and government security solutions, and from December 2004 until May 2006, Mr. Fox served as President, Chief Executive Officer and a director of Dynabazaar Inc. (OTCBB: FAIM), now Sielox, Inc. (OTCBB: SLXN.OB) which was formerly engaged in online auctions of surplus assets.  From November 2005 until May 2006, Mr. Fox also served as a member of the Executive Committee of Register.com (Cayman) L.P., a provider of domain name registration and Internet services.  From February 1999 until October 2004, Mr. Fox served as Chairman, President, Chief Executive Officer and a director of AKI, Inc. (“AKI”), a marketing and interactive advertising company, and during that time, Mr. Fox also served as President, Chief Executive Officer and a director of AKI Holding Corp., the parent of AKI. Prior to joining AKI, Mr. Fox served as President-Strategic & Corporate Development of Revlon Worldwide, Inc., Chief Executive Officer of Revlon Technologies, Inc., Senior Executive Vice President of Revlon Inc. and Senior Vice President of MacAndrews & Forbes Holdings Inc. (“MacAndrews”). Mr. Fox joined MacAndrews in 1983 and had held various senior executive positions in MacAndrews and in several of its subsidiaries and affiliates, including Revlon, Inc., Brooks Drugs, The Coleman Company, First Gibraltar Bank Holdings, Wilbur Chocolate, New World Entertainment and Technicolor Inc. Mr. Fox has also served as a director of several public companies, including Loehmann’s Holding Inc. (formerly NASD: LHMS) where he was Co-Chairman of the Board (October 2000 through October 2004), MM Companies Inc. (now George Foreman Enterprises Inc.) (2003-2004), Revlon, Inc. (NYSE: REV) (1996-1999) and The Hain Food Group where he was Vice Chairman of the Board (NASD: HAIN) (1996-1999). Mr. Fox received a B.B.A. (magna cum laude) in Public Accounting from Pace University Lubin School and an M.B.A. (with distinction) in Public Accounting from Pace University Graduate School. Mr. Fox is also a Certified Public Accountant. The principal business address of Mr. Fox is P.O. Box 893, Alpine N.J. 07620. As of the date hereof, Mr. Fox does not directly own any securities of Luby’s nor has he made any purchases or sales of any securities of Luby’s during the past two years.  As a Ramius Nominee, Mr. Fox may be deemed to beneficially own all securities of Luby’s beneficially owned by members of the Ramius Group, which as of the date hereof, may be deemed to beneficially own 1,956,100 shares of common stock of Luby’s.  For information regarding purchases and sales during the past two years by the members of the Ramius Group in securities of Luby’s, please see Schedule I.

Brion Grube (age 56) is currently retired.  Mr. Grube served as Chief Executive Officer and President of Baja Fresh Mexican Grill, a subsidiary of Wendy’s International, Inc. (NYSE: WEN), from April 2005 to November 2006.  From January 2004 to April 2005, Mr. Grube served as Chief Executive Officer and President of Café Express, also a subsidiary of Wendy’s, and as Executive Vice President of Wendy’s International Division.  Mr. Grube joined Wendy’s in 1990 and has held various executive positions, including Senior Vice President of the International Division from (January 2001 – January 2004), Senior Vice President of Wendy’s Restaurants of Canada (1993 – 2001) and a Division Vice President in Virginia (1990 – 1993).  Mr. Grube previously was a Division Vice President for Imperial Savings Association (1998 – 1990) and a Senior Vice President of Operations for Globe Glass Inc./US Auto Glass Centers, a private auto glass company (1987 – 1988).  Mr. Grube also spent 13 years with Pizza Hut, Inc. (1975 – 1987) in various management roles, including Region Manager, Director of Systems Development, District Manager, Area Manager and Restaurant Manager. Mr. Grube served on the Board of Directors of Pasta Pomodoro from 2003 to 2004.  Mr. Grube has a Bachelor of Science Degree in Social Studies from Millersville University.  The principal address of Mr. Grube is 5078 Via Santana, Newbury Park, CA  91320.  As of the date hereof, Mr. Grube does not directly own any securities of Luby’s nor has he made any purchases or sales of any securities of Luby’s during the past two years.  As a Ramius Nominee, Mr. Grube may be deemed to beneficially own all securities of Luby’s beneficially owned by members of the Ramius Group, which as of the date hereof, may be deemed to beneficially own 1,956,100 shares of common stock of Luby’s.  For information regarding purchases and sales during the past two years by the members of the Ramius Group in securities of Luby’s, please see Schedule I.

Matthew Q. Pannek (Age 40) is currently a consultant.  From May 2006 until August 2007, Mr. Pannek served as President and Chief Executive Officer of Magic Brands, LLC and Fuddruckers, Inc., which owns and franchises restaurant chains under the Fuddruckers and Koo Koo Roo brands.  Mr. Pannek served as Chief Financial Officer of Fuddruckers, Inc. from February 2005 to May 2006.  From 1999 to February 2005, Mr. Pannek served as Director of Accounting/Finance and Director of Investor Relations of Brinker International, Inc. (NYSE: EAT), which owns and franchises casual dining chains, including Chili’s, On the Border Mexican Grill and Cantina, Maggiano’s Little Italy, and Romano’s Macaroni Grill.  Prior to joining Brinker, Mr. Pannek served as Chief Financial Officer of Aaron Brothers, Inc., a subsidiary of Michaels Stores, Inc. (NYSE: MIK), a retailer of arts and crafts materials, from 1996 to 1998, and as Acquisition & Capital Placement Manager of Maverick Capital Equity Partners, a consulting firm affiliated with Aaron Brothers, Inc., from 1995 to 1996. From 1987 to 1995, Mr. Pannek served as Vice President of Corporate Operations & Finance of MJDesigns, Inc., an arts and crafts retailer and original founder of Michaels Stores. Mr. Pannek has served as a member of the Board of Directors of Fuddruckers, Inc., King Cannon, Inc., Atlantic Restaurant Ventures, Inc. and Aaron Brothers, Inc.  Mr. Pannek received a B.A. in Finance from the University of North Texas.  The principal business address of Mr. Pannek is 3140 La Ventana Parkway, Driftwood, Texas 78619. As of the date hereof, Mr. Pannek does not directly own any securities of Luby’s nor has he made any purchases or sales of any securities of Luby’s during the past two years.  As a Ramius Nominee, Mr. Pannek may be deemed to beneficially own all securities of Luby’s beneficially owned by members of the Ramius Group, which as of the date hereof, may be deemed to beneficially own 1,956,100 shares of common stock of Luby’s.  For information regarding purchases and sales during the past two years by the members of the Ramius Group in securities of Luby’s, please see Schedule I.

None of the Ramius Nominees currently has any conflicts of interest in serving on the Board as a result of his prior business relationships.  Each of the Ramius Nominees, if elected, intends to act in accordance with his fiduciary duty and recuse himself from voting should any conflict of interest arise in the future.

RCG Starboard Advisors, an affiliate of Ramius Capital, and each of the Ramius Nominees have entered into compensation letter agreements (the “Compensation Letter Agreements”) regarding compensation to be paid to each of the Ramius Nominees for his agreement to be named and to serve as a Ramius Nominee and for his services as a director of Luby’s, if elected.  Pursuant to the terms of the Compensation Letter Agreements, each nominee received $5,000 in cash from RCG Starboard Advisors as a result of the submission of the Nomination Letter to the Company.  Upon the Ramius Group’s filing of a definitive proxy statement with the SEC relating to a solicitation of proxies in favor of each nominee’s election as a director at the Annual Meeting, RCG Starboard Advisors has agreed to allow each nominee to receive a profit participation with respect to the sale by RCG Starboard Advisors or one of its affiliates of the last $20,000 worth of Luby’s shares (the “Participation Shares”) beneficially owned by RCG Starboard Advisors or one of its affiliates to a third party unaffiliated with any member of the Ramius Group.  The number of Participation Shares is determined by dividing  $20,000 by the closing price of the Company's common stock on the date of the definitive proxy filing by the Ramius Group. Each nominee will receive a cash payment equal to the amount, if any, by which the proceeds received by RCG Starboard Advisors from the sale of the Participation Shares exceeds $20,000 in the aggregate.  For example, if Luby’s stock price increases by 100% from the date of the Ramius Group’s definitive proxy filing to the date the Ramius Group sells its final shares, each of the Ramius Nominees will earn $20,000 pursuant to the Compensation Letter Agreements.  Under the terms of the Compensation Letter Agreements, the Ramius Nominees’ right to receive such contingent payment does not entitle the Ramius Nominees to any rights as a stockholder of the Company, including, without limitation, any voting rights or disposition rights with respect to the Participation Shares.

RCG Starboard Advisors entered into the Compensation Letter Agreements with the Ramius Nominees in order to compensate them for agreeing to be nominees of the Ramius Group and participating in this solicitation.  The Ramius Group believes that the amount the Ramius Nominees stand to earn pursuant to the Compensation Letter Agreements is not material and therefore does not create a conflict of interest in the consideration of a business combination transaction or otherwise affect the Ramius Nominees’ ability to act in the best interests of all shareholders.

Ramius Capital and certain of its affiliates, have signed or intend to sign a letter agreement pursuant to which they agree to indemnify the Ramius Nominees against claims arising from the solicitation of proxies from Luby’s shareholders in connection with the Annual Meeting and any related transactions.  Other than as stated herein, there are no arrangements or understandings between members of the Ramius Group and any of the Ramius Nominees or any other person or persons pursuant to which the nomination of the Ramius Nominees described herein is to be made, other than the consent by each of the Ramius Nominees to be named in this Proxy Statement and to serve as a director of Luby’s if elected as such at the Annual Meeting.  None of the Ramius Nominees are a party adverse to Luby’s or any of its subsidiaries or has a material interest adverse to Luby’s or any of its subsidiaries in any material pending legal proceedings.

The Ramius Group does not expect that the Ramius Nominees will be unable to stand for election, but, in the event that such persons are unable to serve or for good cause will not serve, the Shares represented by the enclosed GOLD proxy card will be voted for substitute nominees.  In addition, Starboard reserves the right to nominate substitute persons if Luby’s makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Ramius Nominees.  In any such case, Shares represented by the enclosed GOLD proxy card will be voted for such substitute nominees.  Starboard reserves the right to nominate additional persons if Luby’s increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Starboard that any attempt to increase the size of the current Board or to reconstitute or reconfigure the classes on which the current directors serve constitutes an unlawful manipulation of the Company’s corporate machinery.

YOU ARE URGED TO VOTE FOR THE ELECTION OF THE RAMIUS NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

PROPOSAL NO. 2

COMPANY PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Company has appointed Grant Thornton LLP, an independent registered public accounting firm, as auditors of the Company’s financial statements for the 2008 fiscal year.  The Company is asking shareholders to vote in favor of the ratification of the appointment of Grant Thornton LLP as auditors for the fiscal year ending August 30, 2008.

We make no recommendation as to the ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors for the Company’s fiscal year ending August 30, 2008.

We are not aware of any other proposals to be brought before the Annual Meeting. However, we intend to bring before the Annual Meeting such business as may be appropriate, including without limitation nominating additional persons for directorships, or making any proposals as may be appropriate to address any action of the Board not publicly disclosed prior to the date of this proxy statement. Should other proposals be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

PROPOSAL NO. 3

SHAREHOLDER PROPOSAL TO DECLASSIFY THE BOARD

As described in the Company’s proxy statement, the proponent of the following shareholder proposal has notified the Company that he intends to cause the proposal set out below to be presented at the Annual Meeting. If the proponent, or a representative of the proponent who is qualified under state law, is present and submits the proposal for a vote, then the proposal will be voted upon at the Annual Meeting. We have included the proposal and its supporting statement exactly as it appears in the Company’s proxy statement and we are not responsible for the truthfulness or accuracy of any of the material provided by the proponent. The Ramius Group recommends a vote “FOR” the proposal.

Proponent’s Proposal

“RESOLVED: That the stockholders of Luby’s, Inc., assembled in annual meeting in person or by proxy, hereby request that the Board of Directors take the needed steps to provide that at future elections of directors, new directors be elected annually and not by classes, as is now provided, and that on expiration of present terms of directors, their subsequent elections shall also be on an annual basis.”
REASONS

Our directors should come out of the dark ages of corporate governance and have the courage to stay current with changing standards by submitting their declassification to a binding vote.

Shareholders Beware — Last year we saw directors apply their stock option related, increased voting power to further entrench themselves by defending a system of staggered terms in office. Conversely, Luby’s shareholders voted to declassify the board in 2001, 2003, 2004, 2005, and 2006. Unfortunately, our directors have routinely dismissed the majority vote of shareholders cast for this proposal, yet they continue to welcome and accept a vote from most of the same shareholders for their election to office. These shareholders have affirmed the proponent’s belief that classification of the board of directors is not in the best interest of Luby’s, Inc. because it makes a board less accountable when all directors do not stand for election each year. The annual election of directors fosters board independence, a crucial element of good governance.

Our board continues to ignore this trend and five past majority votes supporting similar proposals.

●             Consider the Boards arguments in opposition to this proposal—Luby’s 80% super majority rule, and the claim of significant benefit to shareholders, while 59.08% of shareholders casting votes (in 2006) disagreed with the Board’s defense of a staggered system.

●             Consider, In light of current trends reflecting better corporate governance, the Board’s defense of a classified system approved fifteen years ago in 1991. Do not tell shareholders what was adopted in 1991. That was light years away and the board’s own statement serves to illustrate how out of sync they are with the today’s modern methods being applied to govern corporations.

If you are tired of the same old stale rhetoric in opposition to this proposal and the Board’s lack of courage to submit a binding proposal to shareholders, please vote YES for this initiative submitted by Harold Mathis with an address of P.O. Box 1209, Richmond, Texas 77046-1209, to elect each director annually.

STOP DIRECTOR ENTRENCHMENT, PLEASE MARK YOUR PROXY IN FAVOR OF THIS PROPOSAL.

THE RAMIUS GROUP RECOMMENDS A VOTE “FOR”
THE SHAREHOLDER PROPOSAL.

We are not aware of any other proposals to be brought before the Annual Meeting. Should other proposals be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

VOTING AND PROXY PROCEDURES

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Each Share is entitled to one vote.  Shareholders who sell Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares.  Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Shares after the Record Date.  Based on publicly available information, the Ramius Group believes that the only outstanding class of securities of Luby’s entitled to vote at the Annual Meeting is the Shares.

Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, (i) will be voted FOR the election of the Ramius Nominees to the Board, (ii) will ABSTAIN from voting on the proposal to ratify the appointment of Grant Thornton LLP as independent auditor for the 2008 fiscal year, (iii) will be voted FOR the recommendation that the Board of Directors consider adopting the non-binding shareholder proposal to declassify the Board of Directors, and (iv) will be voted in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

You are being asked to elect the Ramius Nominees. The enclosed GOLD proxy card may only be voted for the Ramius Nominees and does not confer voting power with respect to the Company’s nominees.  Accordingly, you will not have the opportunity to vote for any of Luby’s nominees.  You can only vote for Luby’s nominees by signing and returning a proxy card provided by Luby’s Board.  Shareholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees.  The participants in this solicitation intend to vote all of their Shares in favor of the Ramius Nominees.

QUORUM

The presence in person or by proxy of the holders of a majority of the Shares outstanding will constitute a quorum at the Annual Meeting.  Abstentions, withheld votes and broker non-votes will be included in determining the presence of a quorum at the meeting.

VOTES REQUIRED FOR APPROVAL

Vote required for the election of directors.  A majority of the votes cast by the Shares present in person or represented by proxy and entitled to vote in the election of directors at the Annual Meeting is required for the election of a director nominee.  Broker non-votes will not be included in determining the number of votes cast in the election of directors.  Shareholders will not be allowed to cumulate their votes in the election of directors.  A shareholder may cast votes for the Ramius Nominees either by so marking the ballot at the Annual Meeting or by specific voting instructions sent with a signed proxy to either the Ramius Group in care of Innisfree M&A Incorporated at the address set forth on the back cover of this Proxy Statement or to Luby’s at 13111 Northwest Freeway, Suite 600, Houston, Texas 77040, or any other address provided by Luby’s.

Vote required for the ratification of appointment of Grant Thornton LLP.  A majority of the votes cast by the Shares present in person or represented by proxy is required to ratify the appointment of Grant Thornton LLP as the independent auditors of the Company’s financial statements for the fiscal year ending August 30, 2008.

Vote required to recommend that the Board of Directors consider adoption of the non-binding shareholder proposal to declassify the Board of Directors.  A majority of the votes cast by the Shares present in person or represented by proxy is required to recommend that the Board of Directors consider adoption of the non-binding shareholder proposal to declassify the Board of Directors.

ABSTENTIONS AND BROKER NON-VOTES

Abstentions: Abstentions will have no effect in the proposal to ratify the appointment of Grant Thornton LLP as the independent auditors of the Company’s financial statements for fiscal 2008 and no effect in the proposal to recommend that the Board of Directors consider adoption of the non-binding shareholder proposal to declassify the Board of Directors.

Broker Non-Votes: Under the rules of the National Association of Securities Dealers, Inc., member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the NYSE, member brokers who hold shares in street name for customers have the authority to vote on certain “routine” items in the event that they have not received instructions from beneficial owners. When a proposal is not a “routine” matter and a brokerage firm has not received voting instructions from the beneficial holder of the shares with respect to that proposal, the brokerage firm may not vote the shares for that proposal. This is called a “broker non-vote.”  Broker non-votes will not be included in determining the number of votes cast in the election of directors.  Broker non-votes will have no effect on the proposal to ratify the appointment of Grant Thornton LLP or the proposal to recommend that the Board of Directors consider adoption of the non-binding shareholder proposal to declassify the Board of Directors. Broker non-votes will, however, be included for purposes of determining whether a quorum is present at the Annual Meeting.

DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such Shares provide them with instructions on how to vote.   In the alternative, beneficial owners of such Shares may request a proxy for the Shares that they beneficially own and pursuant to such proxy vote the Shares in person at the Annual Meeting.

REVOCATION OF PROXIES

Shareholders of Luby’s may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation.  The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to the

Ramius Group in care of Innisfree M&A Incorporated at the address set forth on the back cover of this Proxy Statement or to Luby’s at 13111 Northwest Freeway, Suite 600, Houston, Texas 77040, or any other address provided by Luby’s.  Although a revocation is effective if delivered to Luby’s, the Ramius Group requests that either the original or photostatic copies of all revocations be mailed to the Ramius Group in care of Innisfree M&A Incorporated at the address set forth on the back cover of this Proxy Statement so that the Ramius Group will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date and the number of outstanding Shares represented thereby.  Additionally, Innisfree M&A Incorporated may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the Ramius Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE RAMIUS NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by the Ramius Group.  Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Starboard has entered into an agreement with Innisfree M&A Incorporated for solicitation and advisory services in connection with this solicitation, for which Innisfree M&A Incorporated will receive a fee not to exceed $150,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  Innisfree M&A Incorporated will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  Starboard has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record.  Starboard will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that Innisfree M&A Incorporated will employ approximately 65 persons to solicit Luby’s shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by the Ramius Group. Costs of this solicitation of proxies are currently estimated to be approximately $300,000.  The Ramius Group estimates that through the date hereof its expenses in connection with this solicitation are approximately $50,000.

ADDITIONAL PARTICIPANT INFORMATION

The Ramius Nominees, the other members of the Ramius Group, Mr. Smith and Mr. Molinelli are participants in this solicitation.  The principal business of each of Starboard and Parche is serving as a private investment fund. Each of Starboard and Parche has been formed for the purpose of making equity investments and taking an active role in the management of portfolio companies in order to enhance shareholder value.  The principal business of RCG Enterprise is serving as a private investment fund.  RCG Enterprise is the sole non-managing member of Parche and owns all economic interests therein.  The principal business of RCG Starboard Advisors is acting as investment manager of Starboard and managing member of Parche.  Ramius Capital is engaged in money management and investment advisory services for third parties and proprietary accounts and is the sole member of RCG Starboard Advisors.  C4S serves as managing member of Ramius Capital.  Mr. Cohen, Mr. Strauss, Mr. Stark and Mr. Solomon serve as co-managing members of C4S.  Mr. Smith serves as a Partner of Ramius Capital.  Mr. Molinelli serves as an Associate of Ramius Capital.

The address of the principal office of each of Parche, RCG Starboard Advisors, Ramius Capital, C4S, Mr. Cohen, Mr. Stark, Mr. Strauss, Mr. Solomon, Mr. Smith and Mr. Molinelli is 666 Third Avenue, 26th Floor, New York, New York 10017.  The address of the principal office of each of Starboard and RCG Enterprise is c/o Citco Fund Services (Cayman Islands) Limited, Corporate Center, West Bay Road, Grand Cayman, Cayman Islands, British West Indies.

As of the date hereof, Starboard beneficially owns 1,643,124 Shares and Parche beneficially owns 312,976 Shares.  As of the date hereof, RCG Enterprise (as the sole non-managing member of Parche and owner of all economic interests therein) is deemed to be the beneficial owner of the 312,976 Shares owned by Parche.  As of the date hereof, RCG Starboard Advisors (as the investment manager of Starboard and the managing member of Parche) is deemed to be the beneficial owner of the 1,643,124 Shares owned by Starboard and the 312,976 Shares owned by Parche.  As of the date hereof, each of Ramius Capital (as the sole member of RCG Starboard Advisors), C4S (as the managing member of Ramius Capital) and Mr. Cohen, Mr. Stark, Mr. Strauss and Mr. Solomon (as the managing members of C4S) is deemed to be the beneficial owner of the 1,643,124 Shares owned by Starboard and the 312,976 Shares owned by Parche. Mr. Cohen, Mr. Stark, Mr. Strauss and Mr. Solomon share voting and dispositive power with respect to the Shares owned by Starboard and Parche by virtue of their shared authority to vote and dispose of such Shares.  Messrs. Cohen, Stark, Strauss and Solomon disclaim beneficial ownership of such Shares except to the extent of their pecuniary interest therein.  The Ramius Nominees, Mr. Smith and Mr. Molinelli, as members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, may be deemed to be a beneficial owner of the 1,643,124 Shares owned by Starboard and the 312,976 Shares owned by Parche.  The Ramius Nominees, Mr. Smith and Mr. Molinelli disclaim beneficial ownership of Shares that they do not directly own.

For information regarding purchases and sales of securities of Luby’s during the past two years by the members of the Ramius Group, Mr. Smith and Mr. Molinelli, see Schedule I.

William J. Fox has also been named by members of the Ramius Group as a nominee for election as director to the board of directors of Datascope Corp.

The members of the Ramius Group entered into a Joint Filing and Solicitation Agreement, dated as of October 17, 2007 (as amended by Amendment No. 1 thereto, dated as of October 31, 2007), in which each member of the Ramius Group agreed to the joint filing on behalf of each of them of statements on Schedule 13D and agreed to form the Ramius Group for the purpose of soliciting proxies or written consents for the election of the Ramius Nominees to the Board at the Annual Meeting and for the purpose of taking all other actions incidental to the foregoing.  The Ramius Group intends to seek reimbursement from Luby’s of all expenses it incurs in connection with the Solicitation.  The Ramius Group does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of Luby’s; (iii) no participant in this solicitation owns any securities of Luby’s which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of Luby’s during the past two years; (v) no part of the purchase price or market value of the securities of Luby’s owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of Luby’s, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of Luby’s; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of Luby’s; (ix) no participant in this solicitation or any of his/its associates was a party to any transaction, or series of similar transactions, since the beginning of Luby’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which Luby’s or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his/its associates has any arrangement or understanding with any person with respect to any future employment by Luby’s or its affiliates, or with respect to any future transactions to which Luby’s or any of its affiliates will or may be a party; and (xi) no person, including the participants in this solicitation, who is a party to an arrangement or understanding pursuant to which the Ramius Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on at the Annual Meeting.

OTHER MATTERS AND ADDITIONAL INFORMATION

The Ramius Group is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which the Ramius Group is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Proposals of shareholders for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2009 Annual Meeting of Shareholders submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received in writing by the Company at its corporate office no later than August 1, 2008. Notice of a shareholder proposal submitted outside the processes of Rule 14a-8 with respect to the Company’s 2009 Annual Meeting of Shareholders will be considered untimely if received by the Company after October 15, 2008.

The Company’s Bylaws provide that candidates for election as directors at an Annual Meeting of Shareholders will be nominated by the Board of Directors or by any shareholder of record entitled to vote at the meeting, so long as the shareholder gives timely notice thereof. To be timely, such notice must be delivered in writing to the Secretary of the Company at the principal executive offices of the Company not later than 90 days prior to the date of the meeting of shareholders at which directors are to be elected and must include (1) the name and address of the shareholder who intends to make the nomination; (2) the name, age, and business address of each nominee; and (3) such other information with respect to each nominee as would be required to be disclosed in a proxy solicitation relating to an election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934.

THE COMPANY’S BYLAWS PROVIDE THAT CANDIDATES FOR ELECTION AS DIRECTORS AT AN ANNUAL MEETING OF SHAREHOLDERS WILL BE NOMINATED BY THE BOARD OF DIRECTORS OR BY ANY SHAREHOLDER OF RECORD ENTITLED TO VOTE AT THE MEETING, SO LONG AS THE SHAREHOLDER GIVES TIMELY NOTICE THEREOF. TO BE TIMELY, SUCH NOTICE MUST BE DELIVERED IN WRITING TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY NOT LATER THAN 90 DAYS PRIOR TO THE DATE OF THE MEETING OF SHAREHOLDERS AT WHICH DIRECTORS ARE TO BE ELECTED AND MUST INCLUDE (1) THE NAME AND ADDRESS OF THE SHAREHOLDER WHO INTENDS TO MAKE THE NOMINATION; (2) THE NAME, AGE, AND BUSINESS ADDRESS OF EACH NOMINEE; AND (3) SUCH OTHER INFORMATION WITH RESPECT TO EACH NOMINEE AS WOULD BE REQUIRED TO BE DISCLOSED IN A PROXY SOLICITATION RELATING TO AN ELECTION OF DIRECTORS PURSUANT TO REGULATION 14A UNDER THE SECURITIES EXCHANGE ACT OF 1934.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at Company’s 2009 Annual Meeting of Shareholders is based on information contained in the Company’s proxy statement.  The incorporation of this information in this proxy statement should not be construed as an admission by the Ramius Group that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

THE RAMIUS GROUP HAS OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN LUBY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING.  THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON LUBY’S CURRENT DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION.  PLEASE NOTE THAT BECAUSE THE RAMIUS GROUP WAS NOT INVOLVED IN THE PREPARATION OF LUBY’S PROXY STATEMENT, THE RAMIUS GROUP CANNOT REASONABLY CONFIRM THE ACCURACY OR COMPLETENESS OF CERTAIN INFORMATION CONTAINED THEREIN.  SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF LUBY’S.

The information concerning Luby’s contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

THE RAMIUS GROUP

November 29, 2007

SCHEDULE I

TRANSACTIONS IN SECURITIES OF LUBY’S
DURING THE PAST TWO YEARS

Except as otherwise specified, all purchases and sales were made in the open market.

Shares of Common Stock Purchased / (Sold)	Price Per Share($)	Date of Purchase / Sale

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

32,760	9.8399	04/02/07
84	9.9900	04/04/07
22,596	10.1500	04/10/07
8,133	10.4390	04/17/07
1,344	10.2838	04/18/07
5,508	10.12259	04/19/07
4,732	10.21229	04/20/07
3,948	10.0000	04/24/07
194	9.93866	04/25/07
74,844	9.9955	04/25/07
11,508	9.9998	04/26/07
86,520	10.0019	04/27/07
37,464	9.9969	04/30/07
33,600	9.9970	05/01/07
588	10.0000	05/02/07
12,177	10.1971	05/03/07
9,492	10.0988	05/04/07
22,680	10.1386	05/07/07
10,080	10.0600	05/08/07
59,640	10.0552	05/09/07
46,200	10.0429	05/10/07
7,056	10.2281	05/14/07

29,820	10.1485	05/15/07
14,952	10.1499	05/16/07
10,080	10.1458	05/17/07
42,000	9.5079	06/05/07
24,276	9.6487	06/06/07
35,700	9.5236	06/07/07
19,488	9.7220	06/08/07
46,536	10.0007	06/11/07
98,448	9.3706	06/12/07
9,072	9.4426	06/13/07
41,160	9.4707	06/14/07
28,560	9.4944	06/15/07
6,636	9.4914	06/18/07
44,772	9.4957	06/20/07
25,200	9.4830	06/21/07
52,752	9.9061	06/26/07
32,088	9.9792	06/28/07
18,312	10.0020	06/29/07
34,944	9.4036	07/18/07
126,000	9.4561	07/18/07
90,636	9.4997	07/19/07
756	9.4961	07/19/07
32,340	9.4968	07/20/07
9,828	9.4920	07/20/07
1,260	9.4740	07/23/07
57,036	9.4936	07/24/07
142,380	10.0024	08/17/07
15,372	10.4810	11/09/07
19,320	10.9145	11/12/07
38,892	11.1036	11/13/07
3,360	10.6159	11/29/07

PARCHE, LLC

204,000	*	9.5000	07/18/07
6,656		9.4036	07/18/07
24,000		9.4561	07/18/07
17,264		9.4997	07/19/07
144		9.4961	07/19/07
6,160		9.4968	07/20/07
1,872		9.4920	07/20/07
240		9.4740	07/23/07
10,864		9.4936	07/24/07
27,120		10.0024	08/17/07
2,928		10.4810	11/09/07
3,680		10.9145	11/12/07
7,408		11.1036	11/13/07
640		10.6159	11/29/07

RCG ENTERPRISE, LTD

None

RCG STARBOARD ADVISORS, LLC

None

RAMIUS CAPITAL GROUP, L.L.C.

None

C4S & CO., L.L.C.

None

*     Shares were acquired in private transactions with various transferors for which Ramius Capital Group, L.L.C. or an affiliate serves as the investment manager, the managing member or the managing member of the investment manager.

PETER A. COHEN

None

MORGAN B. STARK

None

THOMAS W. STRAUSS

None

JEFFREY M. SOLOMON

None

STEPHEN FARRAR

None

WILLIAM J. FOX

None

BRION G. GRUBE

None

MATTHEW Q. PANNEK

None

JEFFREY C. SMITH

None

GAVIN MOLINELLI

None

SCHEDULE II

The following tables are reprinted from Luby’s proxy statement filed with the
Securities and Exchange Commission on November 29, 2007

OWNERSHIP OF EQUITY SECURITIES IN THE COMPANY

The following table sets forth information concerning the beneficial ownership of the Company’s common stock, as of November 27, 2007, for (a) each director currently serving on the Board, (b) each nominee for election as a director at the Annual Meeting named in this Proxy Statement, (c) each of the officers named in the Summary Compensation Table not listed as a director, and (d) all directors and executive officers as a group.  In general, “beneficial ownership” includes those shares a director or executive officer has the power to vote or transfer and shares that the director or executive officer has the right to acquire within 60 days after November 27, 2007.

Name(1)	Shares Beneficially Owned	Percent of Common Stock
Judith B. Craven (2)	35,014	*
Arthur R. Emerson (3)	37,108	*
K. Scott Gray (4)	15,372	*
Jill Griffin (5)	15,981	*
J.S.B. Jenkins (6)	17,002	*
Frank Markantonis (7)	21,959	*
Joe C. McKinney (8)	18,933	*
Gasper Mir, III (9)	18,101	*
Christopher J. Pappas (10)	3,459,076	12.18%
Harris J. Pappas (11)	3,459,076	12.18%
Peter Tropoli (12)	23,769	*
Jim W. Woliver (13)	34,980	*
All directors and executive officers of the Company, as a group(12 persons)(14)	7,156,371	25.19%

*	Represents beneficial ownership of less than one percent of the shares of the Company’s common stock issued and outstanding on November 27, 2007.

(1)
Except as indicated in these notes and subject to applicable community property laws, each person named in the table owns directly the number of shares indicated and has the sole power to vote and to dispose of such shares. Shares of phantom stock held by a nonemployee director convert into an equivalent number of shares of the Company’s common stock when the nonemployee director ceases to be a director of the Company due to resignation, retirement, death, disability, removal, or any other circumstance. The shares of common stock payable upon conversion of the phantom stock are included in this table because it is possible for the holder to acquire the common stock within 60 days if his or her directorship terminated. Under the Company’s Nonemployee Director Stock Plan, restricted stock awards may become unrestricted when a nonemployee director ceases to be a director of the Company. Unless otherwise specified, the mailing address of each person named in the table is 13111 Northwest Freeway, Suite 600, Houston, Texas 77040.

(2)
The shares shown for Dr. Craven include 1,500 shares held for her benefit in a custodial account, 18,666 shares which she has the right to acquire within 60 days under the Nonemployee Director Stock Plan, 11,469 shares of phantom stock held under the Nonemployee Director Phantom Stock Plan and 3,379 shares of restricted stock.

(3)
The shares shown for Mr. Emerson include 3,237 shares held jointly with his wife in a custodial account, 18,666 shares which he has the right to acquire within 60 days under the Nonemployee Director Stock Plan, 11,826 shares of phantom stock held under the Nonemployee Director Phantom Stock Plan and 3,379 shares of restricted stock.

(4)
The shares shown for Mr. Gray include 4,020 shares held for his benefit in a custodial account, 6,960 shares which he has the right to acquire within 60 days under Luby’s Incentive Stock Plan and 4,392 shares of restricted stock.

(5)	The shares shown for Ms. Griffin include 8,000 shares which she has the right to acquire within 60 days under the Nonemployee Director Stock Plan and 7,981 shares of restricted stock.

(6)	The shares shown for Mr. Jenkins include 8,000 shares which he has the right to acquire within 60 days under the Nonemployee Director Stock Plan and 9,002 shares of restricted stock.

(7)
The shares shown for Mr. Markantonis include 100 shares held for his benefit in a custodial account, 10,000 shares which he has the right to acquire within 60 days under the Nonemployee Director Stock Plan, 3,878 shares of phantom stock held under the Nonemployee Director Phantom Stock Plan and 7,981 shares of restricted stock.

(8)	The shares shown for Mr. McKinney include 8,000 shares which he has the right to acquire within 60 days under the Nonemployee Director Stock Plan and 10,933 shares of restricted stock.

(9)
The shares shown for Mr. Mir include 10,000 shares which he has the right to acquire within 60 days under the Nonemployee Director Stock Plan, 2,452 shares of phantom stock held under the Nonemployee Director Phantom Stock Plan and 5,649 shares of restricted stock.

(10)
The shares shown for Christopher J. Pappas include 3,404,803 shares held for his benefit in a custodial account and 54,273 shares which he has the right to acquire within 60 days pursuant to stock options granted under the Luby’s Incentive Stock Plan.

(11)
The shares shown for Harris J. Pappas include 3,404,803 shares held for his benefit in a custodial account and 54,273 shares which he has the right to acquire within 60 days pursuant to stock options granted under the Luby’s Incentive Stock Plan.

(12)
The shares shown for Mr. Tropoli include 3,300 shares held for his benefit in a custodial account, 14,915 shares which he has the right to acquire within 60 days under Luby’s Incentive Stock Plan and 5,554 shares of restricted stock.

(13)
The shares shown for Mr. Woliver include 19,601 shares held in a custodial account for the benefit of Mr. Woliver and his wife, 12,000 shares which he has the right to acquire within 60 days under the Nonemployee Director Stock Option Plan and 3,379 shares of restricted stock.

(14)
The shares shown for all directors and executive officers as a group include 6,841,364 shares held in custodial accounts, 223,753 shares which they have the right to acquire within 60 days under the Company's various benefit plans, 61,629 shares of restricted stock, and 29,625 shares of phantom stock held by nonemployee directors under the Nonemployee Director Phantom Stock Plan.

PRINCIPAL SHAREHOLDERS

The following table sets forth information as to the beneficial ownership of the Company’s common stock by each person or group known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s common stock as of November 27, 2007 and, unless otherwise indicated, is based on disclosures made by the beneficial owners in SEC filings under Section 13 of the Exchange Act:

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned	Percent of Common Stock
Christopher J. Pappas (2) 13939 Northwest Freeway Houston, Texas 77040	3,459,076	12.18%
Harris J. Pappas (3) 13939 Northwest Freeway Houston, Texas 77040	3,459,076	12.18%
Ramius Capital Group, L.L.C. (4) and related companies and individuals 666 Third Avenue, 26th Floor New York, New York 10017	1,864,500	6.56%
Dimensional Fund Advisors, LP (5) 1299 Ocean Avenue 11th Floor Santa Monica, California 90401	1,700,519	5.99%
Deutsche Bank Aktiengesellschaft (6) Taunusanlage 12 D-60325 Frankfurt am Main Federal Republic of Germany	1,425,750	5.02%

(1)	Except as indicated in these notes and subject to applicable community property laws, each person named in the table owns directly the number of shares indicated and has the sole power to vote and to dispose of such shares.

(2)
The shares shown for Christopher J. Pappas include 3,404,803 shares held for his benefit in a custodial account and 54,273 shares which he has the right to acquire within 60 days pursuant to stock options granted under the Luby’s Incentive Stock Plan.

(3)
The shares shown for Harris J. Pappas include 3,404,803 shares held for his benefit in a custodial account and 54,273 shares which he has the right to acquire within 60 days pursuant to stock options granted under the Luby’s Incentive Stock Plan.

(4)
Information based solely on Amendment No. 2 to Schedule 13D/A dated November 5, 2007 and filed on November 6, 2007 with the Securities and Exchange Commission jointly by Ramius Capital Group, L.L.C., Parche, LLC, Starboard Value and Opportunity Master Fund Ltd., RCG Enterprise, Ltd., RCG Starboard Advisors, LLC, C4S & Co., L.L.C., Peter A. Cohen, Morgan B. Stark, Jeffrey M. Solomon, Thomas W. Strauss, Stephen Farrar, William J. Fox, Brion G. Grube, Matthew Q. Pannek, Jeffrey C. Smith and Gavin Molinelli. The Schedule 13D/A indicates that at November 5, 2007: (a) Parche, LLC was the beneficial owner with sole dispositive power of 298,320 shares and reported sole voting as to 298,320 shares; (b) Starboard Value and Opportunity Master Fund Ltd. was the beneficial owner with sole dispositive power of 1,566,180 shares and reported sole voting as to 1,566,180 shares; (c) RCG Enterprise Ltd. was the beneficial owner with sole dispositive power of 298,320 shares and reported sole voting as to 298,320 shares; (d) RCG Starboard Advisors, LLC may be deemed to be the beneficial owner with sole dispositive power of 1,864,500 shares and may be deemed to have sole voting as to 1,864,500 shares; (e) Ramius Capital Group, L.L.C. may be deemed to be the beneficial owner with sole dispositive power of 1,864,500 shares and may be deemed to have sole voting as to 1,864,500 shares; (f) C4S & Co., L.L.C. may be deemed to be the beneficial owner with sole dispositive power of 1,864,500 shares and may be deemed to have sole voting as to 1,864,500 shares; (g) each of Messrs. Cohen, Stark, Strauss and Solomon may be deemed to be the beneficial owner with shared dispositive power of 1,864,500 shares and may be deemed to have shared voting as to 1,864,500 shares; and (h) each of Messrs. Farrar, Fox, Grube, Pannek, Smith and Molinelli may be deemed to be the beneficial owner with shared dispositive power of 1,864,500 shares and may be deemed to have shared voting power as to 1,864,500 shares.

(5)
Information based solely on Report for the Calendar Year or Quarter Ended September 30, 2007 on Form 13F dated October 23, 2007 and filed on October 25, 2007 with the Securities and Exchange Commission by Dimensional Fund Advisors LP.

(6)
Information based solely on Report for the Calendar Year or Quarter Ended September 28, 2007 on Form 13F –HR/A dated November 15, 2007 and filed on November 15, 2007 with the Securities and Exchange Commission by Deutsche Bank Aktiengesellschaft.

IMPORTANT

Tell your Board what you think! Your vote is important.  No matter how many Shares you own, please give the Ramius Group your proxy FOR the election of the Ramius Group’s Director Nominees by taking three steps:

●	SIGNING the enclosed GOLD proxy card,

●	DATING the enclosed GOLD proxy card, and

●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If your Shares are held in a brokerage account or bank, you are considered the beneficial owner of the Shares, and these proxy materials, together with a GOLD voting form, are being forwarded to you by your broker or bank.  As a beneficial owner, you may either (i) instruct your broker, trustee or other representative how to vote or (ii) request of your broker, trustee or other representative, a proxy for the Shares that you beneficially own and pursuant to such proxy vote the Shares in person at the Annual Meeting.  The Ramius Group urges you to confirm in writing any instructions to the Ramius Group in care of Innisfree M&A Incorporated at the address provided below so that the Ramius Group will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Innisfree M&A Incorporated at the address set forth below.

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY  10022
Shareholders Call Toll-Free at: (877) 800-5185
Banks and Brokers Call Collect at: (212) 750-5833

LUBY’S, INC.

2008 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE RAMIUS GROUP

THE BOARD OF DIRECTORS OF LUBY’S, INC.
IS NOT SOLICITING THIS PROXY

P            R            O            X            Y

The undersigned appoints Jeffrey C. Smith and Gavin Molinelli, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Luby’s, Inc. (“Luby’s” or the “Company”) which the undersigned would be entitled to vote if personally present at the 2008 Annual Meeting of Shareholders of the Company scheduled to be held at the Sheraton Brookhollow Hotel located at 3000 North Loop West, Houston, Texas 77092, on January 15, 2008 at 11:00 a.m., Houston time, and including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to the Ramius Group a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, WILL ABSTAIN ON PROPOSAL 2 AND WILL BE VOTED FOR PROPOSAL 3.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT:  PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark vote as in this example

THE RAMIUS GROUP STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL NO. 1

Proposal  No. 1 – The Ramius Group’s Proposal to elect Stephen Farrar, William J. Fox, Brion G. Grube and Matthew Q. Pannek to serve as directors until the 2011 Annual Meeting of Shareholders.

	FOR ALL NOMINEES	AGAINST ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees: Stephen Farrar William J. Fox Brion G. Grube Matthew Q. Pannek	[ ]	[ ]	[ ] ________________ ________________ ________________

Proposal  No. 2 – To ratify the appointment of Grant Thornton LLP as independent auditor for the 2008 fiscal year.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE RAMIUS GROUP MAKES NO RECOMMENDATION ON PROPOSAL NO. 2

Proposal  No. 3 – To recommend that the Board of Directors consider adoption of the non-binding shareholder proposal to declassify the Board of Directors.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE RAMIUS GROUP RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3

DATED:

(Signature)

(Signature, if held jointly)

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN.  EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.